SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2004

LENNOX INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-15149 (Commission File Number)	42-0991521 (IRS Employer Identification No.)

2140 Lake Park Blvd. Richardson, Texas (Address of principal executive offices)		75080 (Zip Code)

Registrant’s telephone number, including area code: (972) 497-5000

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

     On July 14, 2004, Lennox International Inc. (the “Company”) issued a press release announcing the appointment of Susan K. Carter as the Company’s new chief financial officer. Ms. Carter will replace the Company’s current chief financial officer, Richard Smith, who resigned. Mr. Smith will remain with the Company to assist with the transition until Ms. Carter’s start date of August 16, 2004. For additional information, see the July 14, 2004 press release furnished as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated July 14, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.

July 16, 2004	By:	Date:/s/ Kenneth C. Fernandez
		Name:	Kenneth C. Fernandez
		Title:	Associate General Counsel

INDEX TO EXHIBITS

EXHIBIT
NUMBER		DESCRIPTION
99.1	—	Press release dated July 14, 2004.